Exhibit 10.5

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AMENDMENT NO. 1 TO THE EXCLUSIVE DEVELOPMENT/LICENSE/SUPPLY AGREEMENT

This Amendment No. 1 to the Exclusive Development/License/Supply Agreement (this “Amendment”) is entered into as of March 23, 2007 (the “Effective Date”), by and between Eurand S.p.A. (f/k/a Eurand International S.p.A, a corporation organized under the laws of Italy, with its principal offices at Via Martin Luther King, 13-20060 Pessano con Bornago, Milan, Italy (“EURAND”) and Axcan Scandipharm, Inc., a corporation incorporated in the State of Delaware, with its principal offices at 22 Inverness Center Parkway, Birmingham, Alabama 35242 USA (“SCANDIPHARM”). Eurand and SCANDIPHARM may be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties entered into an Exclusive Development/License/Supply Agreement dated May 16, 2000 (“Original Agreement”) attached hereto as Exhibit IA (together with this Amendment, the “Agreement”);

WHEREAS, for a variety of reasons, including changes in the regulatory landscape, the Parties now wish to revise and amend the Original Agreement to, among other things, provide a license for and the supply of formulated products, address certain regulatory requirements that were not originally contemplated, and provide a license for and the supply of a Low Dose Product (as hereinafter defined) as well as the supply of a Temporary Product ( as hereinafter defined) as well as other terms and conditions contained herein; and

WHEREAS, EURAND is developing a product line including a formulation [********], currently known as EUR-1008 (any line extensions and follow-on products resulting there from, the  “1008 Product Line”), which it intends to market worldwide, including in the Primary Territory and promote with its own sales force in the United States;

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Amendments to Defined Terms. Section 1 of the Original Agreement is hereby amended as follows:

1.1                                 Section 1.10 of the Original Agreement is hereby amended and restated in its entirety as follows:

“1.10                     “Finished Dosage Form(s)” means with respect to a Product, the finished package form of such Product ready for sale to wholesalers, hospitals or end users.”

1.2                                 Section 1.15 of the Original Agreement is hereby amended and restated in its entirety as follows:

“1.15                     “Know-How” means proprietary know-how, trade secrets, patented and unpatented inventions, data, formulations, methods, technology and information. “Know-How” shall include, without limitation, ideas, designs, processes, techniques, innovations, discoveries, improvements, and/or analytical methodology used in development, testing, analysis, manufacture and/or medical, clinical, and toxicological testing, as well as other scientific data.”

1.3                                 Section 1.21 of the Original Agreement is hereby amended and restated in its entirety as follows, and every usage of the term “Product” therein shall be stricken and replaced with the term “Products”, except as provided below in Paragraph 7.1 of this Amendment:

“1.21                     “Products” shall refer individually or collectively to Low Dose Product or Standard Product.”

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

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1.4                                 Section 1.22 of the Original Agreement is hereby amended by deleting the reference to “Exhibit A” and replacing it with “Appendices I and II” which are attached hereto. Furthermore, Exhibit A of the Original Agreement is hereby deleted in its entirety.

1.5                                 Section 1.23 of the Original Agreement is hereby amended and restated in its entirety as follows:

“1.23                     “Territory” shall refer collectively to the Primary Territory and the Secondary Territory.”

2.                                       Additional Defined Terms. The Original Agreement is hereby further amended by the addition of the following defined terms:

2.1                                 “Formulation” shall mean the pharmaceutical preparations described in [********] filed with the FDA.

2.2                                 “Standard Product” shall mean up to three dosage strengths (a) consisting of the Formulation, (b) having [********] per capsule as of the date of the Amendment or [********] falling within the range of [********] in the corresponding release Specifications [********] for the relevant dosage strength, and (c) detailed in the Specifications appended as Appendix I, as may be amended from time to time pursuant to this Agreement.

2.3                                 “Low Dose Product” shall mean a low dose version of the Formulation having an expected [********] per capsule (or such other [********] reasonably agreed to by SCANDIPHARM and EURAND), the Specifications for which shall be appended as Appendix II.

2.4                                 “Primary Territory” shall mean the United States, Canada, Brazil, Chile, Costa Rica, Argentina and Mexico and all of their respective territories and possessions.

2.5                                 “Secondary Territory” shall mean the countries listed in Appendix IIIB hereto.

2.6                                 “EURAND Technology” means the Know-How and those intellectual property rights which are owned and controlled by EURAND or any of its Affiliates, as of the effective date of the Original Agreement or during the Term, to the extent related to Products.

3.                                       License Grant.

3.1                                 Section 2.1 of the Original Agreement is hereby amended and restated in its entirety as follows:

“2.1                           License Grant.

(a) Standard Product. Subject to the terms and conditions of this Agreement, EURAND hereby grants SCANDIPHARM an exclusive, royalty-bearing license under the EURAND Technology solely to the extent required to clinically develop, register, package, market, sell, have sold, import, have imported Standard Product in the Primary Territory; and a non-exclusive, royalty-bearing license under the EURAND Technology solely to the extent required to clinically develop, register, package, market, sell, have sold, import, have imported, export or have exported Standard Product in the Secondary Territory.

(b) Low Dose Product. Subject to the terms and conditions of this Agreement and upon payment of the Licensing Fee, EURAND shall grant SCANDIPHARM an exclusive,

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royalty-bearing license under the EURAND Technology solely to the extent required to clinically develop, register, package, market, sell, have sold, import, have imported Low Dose Product in the Primary Territory; and a non-exclusive, royalty bearing license under the EURAND Technology solely to the extent required to clinically develop, register, market, sell, have sold, import, have imported, export or have exported Low Dose Product in the Secondary Territory.”

3.2                                 Section 2.2 of the Original Agreement is hereby amended and restated in its entirety as follows:

“2.2                           Exclusivity. Subject to the terms and conditions of this Agreement, EURAND shall supply Products exclusively to SCANDIPHARM for distribution in the Primary Territory. EURAND shall have each of its licensees or distributors of Products outside of the Primary Territory covenant that they will not, directly or indirectly, sell or export Products into the Primary Territory. SCANDIPHARM shall have each of its future  licensees or distributors of Products (and  upon renewal, its current licensees and distributors) in the Territory covenant that they will not, directly or indirectly, sell or export Products outside their respective territory. Each Party will use commercially reasonable efforts to enforce such covenants and SCANDIPHARM and EURAND will respectively enforce such covenants in the event such sales result in a substantive encroachment on the Primary Territory, in the case of EURAND, and outside the Territory, in the case of SCANDIPHARM. The exclusivity of the license granted pursuant to Section 2.1 above may convert, on a country-by-country basis, to non-exclusive by operation of Section 3.2(a), and upon such conversion, EURAND’s obligations under this Section 2.2 shall cease with respect to the relevant country. EURAND further agrees that for the Term, it will not supply any Products to [****] or its affiliates in the Territory provided that SCANDIPHARM has sold product to [****] or its affiliates in the immediately preceding eighteen (18) month period.”

3.3                                 Section 2.6 of the Original Agreement is hereby amended and replaced in its entirety by the following:

“2.6     Non-Competition Clause.  During the Term, SCANDIPHARM covenants not to, directly or indirectly, market, sell, promote, or distribute (collectively, to “Commercialize” or “Commercialization”) in the United States any enteric coated, [********] pancrelipase product in a minitab formulation other than the Products.  During the Term, EURAND covenants not to, directly or indirectly, Commercialize in the United States any enteric coated, [********] pancrelipase product in a minitab formulation.  Notwithstanding anything to the contrary herein, in no event are the terms of this Section 2.6 intended to affect or apply to EURAND’s Commercialization of products in the 1008 Product Line; provided however, with respect to any product in a [********] which is part of the 1008 Product Line, in the event it decides not to Commercialize such product itself, EURAND covenants not to [********] in the United States; further provided, however, if, at any time during the Term, EURAND elects to entertain offers from one or more third parties to Commercialize a product in the 1008 Product Line for the United States, it shall so notify SCANDIPHARM and offer SCANDIPHARM a [********] such rights, for each instance where an offer is entertained.”

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3.4                                 Section 2.4 of the Original Agreement is hereby amended by inserting the words “, at its option and sole discretion,” after the word “refer” in the second sentence.

3.5                                 Section 2.8 is hereby added to the Original Agreement, as follows:

“2.8                           SCANDIPHARM’S Rights in Know-How. SCANDIPHARM and its Affiliates shall own all Know-How developed by or for it (by a third party other than Eurand, its Affiliates or contractors) before and during the course of the performance of this Agreement which is directed to the medical, clinical, and toxicological testing, as well as other scientific data related to Products and Finished Dosage Forms. All such Know-How shall be and remain confidential information of SCANDIPHARM.”

4.                                       Section 3.1 is hereby added to the Original Agreement as follows:

“3.1                           Steering Committee. The Parties hereby agree that promptly after the execution of the Amendment, the Parties will form a steering committee (“Steering Committee”) including an equal number of representatives of each of the Parties. The Steering Committee will oversee all aspects of the collaboration, including, without limitation, resolving any disputes between subcommittees formed thereunder, such as any development committee, Supply Committee (as defined herein below) or other committee formed under the Original Agreement, the Amendment or by the Steering Committee. Additionally, all disputes (other than those already reviewed by the Steering Committee) shall be referred to the Steering Committee for resolution. All decisions of the Steering Committee will require the unanimous approval of the members of the Steering Committee with each Party collectively having one (1) vote. In the event of a deadlock with regard to any proposed decision of the Steering Committee, or where the Committee is unable to resolve any dispute within thirty (30) days, such dispute shall be referred to the CEOs of each of the Parties for resolution. In the event that such dispute is not resolved within thirty (30) days of being forwarded to the CEOs, either Party shall have the right to submit such dispute for arbitration in accordance with the dispute resolution procedures outlined in Section 11.16 of this Agreement.”

5.                                       Registration and Launch Obligations. The foregoing Steering Committee section will be inserted as Section 3.1, so all of the Section numbers reflected here will be adjusted accordingly. However, for ease of understanding they have not been changed in this Amendment.

5.1                                 Section 3.1 of the Original Agreement is hereby amended throughout by the replacement of the word “Product” with “Standard Product” and further any reference to “Finished Dosage Form” therein shall refer solely to the Finished Dosage Form of Standard Product, provided, that the formulation development of Low Dose Product shall be conducted by EURAND, at its sole cost, in the same manner as the formulation development of Standard Product.

5.2                                 Section 3.1(a) and (b) of the Original Agreement shall be amended to only apply to Low Dose Product.

5.3                                 Section 3.1 (c) of the Original Agreement is hereby amended and restated in its entirety , as follows:

“(c) EURAND shall provide SCANDIPHARM with the following documentation on the Low Dose Product:

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(i)                                     stability protocols, designed in accordance with cGMP and International Conference on Harmonization (ICH) guidelines;

(ii)                                  the results of accelerated and long-term stability studies on the Low Dose Product conducted according to the protocols; and

(iii)                               any other reasonably requested documentation to support obtaining Applicable Permits that the Steering Committee deems appropriate.”

5.4                                 Section 3.1 (d) of the Original Agreement is hereby amended and restated in its entirety, as follows:

“(d) During the Term, EURAND shall use commercially reasonable efforts to maintain with the FDA the DMF describing the preparation of Standard Product in accordance with FDA guidelines and shall continue to update the DMF as required by the Act and cGMP. EURAND shall not file or maintain any additional DMF for the Formulation in the United States except for the benefit of SCANDIPHARM under this Agreement. Upon SCANDIPHARM’s request, EURAND shall provide SCANDIPHARM with a letter of authorization (LOA) to cross-reference the DMF solely for the purpose of obtaining or maintaining Applicable Permits for Standard Product in the United States and under no circumstances for purposes of obtaining third party manufacture or supply of products containing the Active Ingredient. Subject to Section 3.2 (a), this right of cross-referral shall be exclusive to SCANDIPHARM. EURAND will allow the review of the DMF by a designated neutral third party acceptable to EURAND (subject to the execution of a confidentiality agreement by such third party with EURAND) at SCANDIPHARM’s request, if such review is deemed necessary in conjunction with regulatory filings, provided that all costs associated with the review of the DMF by a designated neutral party shall be borne by SCANDIPHARM and the information obtaining in such review is used solely for the purpose of obtaining or maintaining Applicable Permits for Standard Product in the Territory.”

5.5                                 Section 3.1(e) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(e) For two (2) years from the first commercial sale of the Low Dose Product or the Temporary Product subsequent to the date of the Amendment, EURAND agrees to sell SCANDIPHARM [***] of the previous years total unit purchases of such Low Dose Product or Temporary Product at a [***] discount from the then current supply price, provided they are used as samples by SCANDIPHARM. Discounts shall be credited against purchases during the subsequent year.”

5.6                                 Section 3.1(f) of the Original Agreement is hereby amended and restated in its entirety as follows:

“3.1(f)               Specification, Formulation and Manufacturing Changes.

(i)                                     Pre-NDA Changes. EURAND shall use commercially reasonable efforts to conduct analytical method development, validation and testing of Products required to amend or supplement the DMF in support of the issuance of SCANDIPHARM’s NDA for Products in the United States and costs will be allocated as set forth in subsection 3.1(g) below. In the event material changes to the Formulation, the Specifications or manufacturing processes are required to obtain such NDA, the Parties shall discuss and, to the extent commercially reasonable, agree to such changes and allocate costs for such additional activities in good faith.

(ii)                                  Post-NDA Changes

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Required Changes. For changes to the Specifications, Formulation or manufacturing processes that are required under Applicable Laws for FDA approved Standard Products (collectively “Required Manufacturing Changes”), EURAND and SCANDIPHARM shall cooperate in making such changes and implement such changes promptly, using commercially reasonable efforts.

Discretionary Manufacturing Changes. For SUPAC Type I, II and III changes to the Specifications, Formulation or manufacturing process for FDA approved Standard Products, that are not Required Manufacturing Changes (collectively “Discretionary Manufacturing Changes”), EURAND and SCANDIPHARM must each agree to any Discretionary Manufacturing Changes and shall cooperate in making such changes, and each agrees that it shall not unreasonably delay or withhold its consent to such Discretionary Manufacturing Changes.

For greater certainty, EURAND shall not withhold its consent to proposed changes to Lipase activity levels of a Standard Product required to support a modified label claim for a Lipase activity level that falls within the range of Lipase activity levels set out in the release Specifications initially approved by the FDA in the NDA for the relevant Standard Product, provided that no material changes to the Formulation and manufacturing process is required. For purposes of this paragraph, changes to target capsule filling weights and associated changes to the master manufacturing or packaging records and their related Specifications are not considered as material by the Parties.

(iii)                               Cost allocation. Subject to Section 3.1(g) of the Agreement, all documented internal and external costs of each Party, including, without limitation, regulatory filings, packaging and labeling materials (i) associated with Required Manufacturing Changes relating solely and exclusively to the Standard Product in the Primary Territory shall be borne by SCANDIPHARM, (ii) associated with Required Manufacturing Changes relating solely and exclusively to the Standard Product outside the Territory shall be borne by EURAND, (iii) associated with Required Manufacturing Changes relating solely and exclusively to the Standard Product both inside and outside the Primary Territory shall be shared based upon the percentage of unit sales of such product affected by such Required Manufacturing Change, and (iv) costs associated with Discretionary Manufacturing Changes shall be borne by the Party initiating such changes. In any event, EURAND shall only be required to supply up to three (3) dosage strengths of Standard Products at any given time and SCANDIPHARM shall only Commercialize up to three (3) dosage strengths of Standard Products at any given time, subject to a reasonable period of transition to give effect to any of the changes to the Standard Product made pursuant to (i) and (ii).

5.7                                 Section 3.1 (g) is hereby added to the Original Agreement:

“(g) EURAND shall bear all reasonable and documented internal and external costs incurred subsequent to the date of the Amendment, up to an aggregate amount not to exceed [******] for analytical method development, validation and testing of Products required to amend or supplement the DMF in support of SCANDIPHARM’s NDA for Products in the United States. All internal costs shall be charged at EURAND’s standard rate, which shall initially be [******] per hour. All costs greater than [******] shall be the sole responsibility of SCANDIPHARM.”

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5.8                                 Section 3.2(a) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(a) SCANDIPHARM shall exercise commercially reasonable efforts to apply for Applicable Permits required to commercialize Products in the Primary Territory. Furthermore, SCANDIPHARM will own and be responsible for seeking, obtaining and maintaining any marketing authorizations required to market Products in the Primary Territory; provided however, EURAND will (as between the Parties) own and, be responsible for maintaining, the DMF for Products in the Primary Territory. EURAND shall exercise commercially reasonable efforts to maintain Applicable Permits required for manufacture of Products for sale in the United States and Canada. Additionally, EURAND will provide commercially reasonable levels of support for all of SCANDIPHARM’s regulatory filings for Products in the Primary Territory. Subject to the foregoing, if SCANDIPHARM fails to apply for an Applicable Permit required for commercialization of Products in a country in the Primary Territory within nine (9) years of the effective date of the Original Agreement, or should such application fail to be approved within two (2) years of such filing, provided that the failure to file Applicable Permits or secure approval for commercialization is not the result of changes in any rules or regulations by any regulatory body in the Primary Territory (hereinafter “Regulatory Issues”) or adverse medical events, changes in reimbursement structure, political instability or threatened bodily harm (hereinafter “Commercial Issues”) not within SCANDIPHARM’s control,  and further provided that SCANDIPHARM is not then actively pursuing the subject Applicable Permit, the exclusive licenses granted under Section 2.1 hereof shall automatically convert to non-exclusive licenses for the relevant country. The provisions of this Section 3.2(a) shall operate independently of and shall not be subject to the cure period provided for under Section 8.1 herein. Notwithstanding the foregoing, this Section 3.2 (a) shall not apply to the Low Dose Product .”

5.9                                 Section 3.2(b) of the Original Agreement is hereby amended by the deletion of its first sentence.

6.                                       Supply of Products. Section 4 of the Original Agreement is hereby amended and restated in its entirety as follows:

“4.1                           Supply, Quality and Safety Agreements. The Parties shall exert commercially reasonable efforts to negotiate and enter into a Manufacture and Supply Agreement and a Quality Agreement no later than 180 days after the execution of this Agreement. Until such time as these agreements are entered into, to the extent applicable, the supply terms of this Agreement shall govern the supply of Standard Product currently being supplied to SCANDIPHARM. These agreements shall contain customary terms covering forecasting, Active Ingredient supply, batch size, delivery schedule, title (risk of loss), quality and regulatory related issues (e.g., standard of manufacture, right of review, audit rights, recalls, FDA inspections), and pricing adjustments over the course of the Term. The Manufacture and Supply Agreement shall provide for a committee that shall meet regularly to discuss product supply, quality and related issues (“Supply Committee”). Any disputes within the Supply Committee shall be referred to the Steering Committee (as defined herein) for resolution. In the event required by the FDA, the Parties shall enter into a drug safety data exchange agreement which shall, among other things, allocate responsibility for maintaining the global safety database.

4.2                                 Temporary Product. EURAND will use commercially reasonable efforts to maintain an uninterrupted supply of a low dose [********] product, [********] under SCANDIPHARM’s [********], and having the formulation and specifications attached hereto as Appendix IA (“Temporary Product”) until the earlier of (1) the date the Formulation is [********] for a Low Dose Product and SCANDIPHARM receives any necessary Applicable Permits to market Low Dose Product in the United States and (5) five years from the effective date of the Amendment. Current ordering and pricing practices shall be maintained.

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4.3                                 Active Ingredient Supply. Subject to the terms of the Manufacture and Supply Agreement to be entered into pursuant to Section 4.1 , SCANDIPHARM shall be entitled to transact directly with the Active Ingredient supplier in order to establish release, testing and validation parameters and other specifications for the Active Ingredient used in the manufacture of Product and include these, as required, in its filing for an NDA with the FDA; provided however, Eurand shall be fully apprised of the details of any such transaction and the parameters and specifications for the Active Ingredient shall not be varied in such a way as to materially interfere with Eurand’s ability to formulate and manufacture Product.”

7.                                       Prices for Products.

7.1                                 Section 5 of the Original Agreement is hereby amended throughout by the replacement of the word “Product” with “Standard Product”

7.2                                 Section 5.1(a) is hereby amended by the addition of the following sentence after the last sentence therein:

“A commercially reasonable price for Low Dose Product shall be negotiated once the final formulation development work is completed for such Low Dose Product; provided however, in no event shall the price be higher for the Low Dose Product than for the Standard Product.”

8.                                       Royalties and Licensing Fee.

8.1                                 Section 6.1(a) of the Original Agreement is hereby amended and restated by deleting the first sentence in its entirety and replacing it as follows:

“(a) SCANDIPHARM shall pay EURAND a royalty of [******] for the Territory.”

8.2                                 Section 6.4 of the Original Agreement is hereby amended by the replacement of the words “United States of America” with “Primary Territory” and further all references therein to “Finished Dosage Forms” refers solely to Finished Dosage Forms of Standard Product.

8.3                                 Section 6 of the Original Agreement is hereby amended by the addition of the following subsection 6.5:

“6.5                           Licensing Fee. Upon the completion of the formulation work for Low Dose Product, the Parties shall negotiate a commercially reasonable licensing fee and terms of payment for Low Dose Product (“Licensing Fee”).”

9.                                       Term. Section 7.1 of the Original Agreement is hereby amended and restated in its entirety as follows:

“7.1                           Duration. This Agreement shall be effective from the date the last person to sign executes this Agreement and shall expire on December 31, 2015 (the “Initial Term”) and shall automatically renew for two (2) year periods (the Initial Term and all such renewal periods, the “Term”) unless written notice of nonrenewal is provided by either Party to the other at least two (2) years prior to the expiration of this Agreement.”

10.                                 Representations and Warranties.

10.1                           Section 9.2(c) is hereby added to the Original Agreement as follows:

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“(c)  EURAND shall materially comply with all Applicable Laws as they relate to EURAND’s activities under this Agreement.”

10.2                           Section 9.3(a) of the Original Agreement is deleted in its entirety and the subsequent sections re-lettered accordingly.

10.3                           Section 9.3(c) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(c)  SCANDIPHARM shall materially comply with all Applicable Laws as they relate to SCANDIPHARM’s activities under this Agreement.”

11.                                 Miscellaneous.

11.1                           Section 10.2 of the Original Agreement is hereby amended by the addition of the following subsection (d) “(d) anything related to the Temporary Product”.

11.2                           Section 11.2 of the Original Agreement is hereby amended by the replacement of the words “for the duration of this Agreement” at the end of the first sentence therein by the following “for a period of five (5) years from the expiration or termination of this Agreement” and the addition of the words “of EURAND” after the word “documentation” at the beginning of the second sentence.

11.3                           Section 11.16 of the Original Agreement is hereby amended by the addition of the following “If a dispute of the parties is not resolved by referral to the CEOs of each of the parties as provided in this Agreement, then such dispute shall be submitted to arbitration as follows:”.

11.4                           Exhibit B of the Original Agreement (entitled “Proposed Stability Protocol”) is hereby deleted as every usage of the term “Exhibit B” in the Original Agreement shall be stricken.

11.5                           Exhibit C of the Original Agreement (entitled “Development Fees”) is hereby amended by its renaming as “Appendix III”, and every usage of the term “Exhibit C” in the Original Agreement shall be stricken and replaced with “Appendix III”. The Parties hereby confirm that all amounts therein have been paid in full.

11.6                           Exhibit D of the Original Agreement (entitled “Manufacturing Costs”) is hereby amended by its renaming as “Appendix IV”, and every usage of the term “Exhibit D” in the Original Agreement shall be stricken and replaced with “Appendix IV”.

11.7                           The Parties agree that they shall prepare and execute an amended and restated agreement incorporating the terms and conditions of the Agreement as it exists as of the execution of this Amendment.

11.8                           The captions to the paragraphs/sections in this Amendment are not a part of this Amendment or the Agreement, and are included merely for convenience of reference only and shall not affect its meaning or interpretation.

11.9                           This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.10                     This Amendment was drafted by both Parties and thus any rule of contract interpretation calling for documents to be construed against the drafter shall not apply to the construction of this Amendment.

11.11                     EURAND and SCANDIPHARM confirm and acknowledge that neither Party will bring an action or claim in arbitration against the other based on actions or omissions that it has knowledge of and which occurred prior to the Effective Date and that would constitute material breach of a provision of the Original Agreement other than the provisions of Section 6.2 (taxes), Article 10 (Indemnification, other than Section 10.2 (b) to the

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extent it references 9.3(a)), or Section 11.2 (Confidentiality). Notwithstanding the foregoing, nothing herein shall operate to waive any claim either party may have arising from the negligence or misconduct of the other. Except for the changes made by this Amendment to the Agreement, the Original Agreement remains in full force and effect without modification. All references to “Agreement” in the Original Agreement shall mean the Agreement as amended hereby.

11.12                     The Parties shall exert commercially reasonable efforts to enter into an Amended and Restated Original Agreement which reflects the changes made by this Amendment to the Original Agreement and such other changes the Parties may hereafter reasonably agree to, no later than 30 days after the execution of this Amendment. In the event of any inconsistency between this Amendment and the Original Agreement, the Parties shall refer to the Original Agreement to resolve such inconsistency.

Signature Page Follows

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IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their duly authorized officers with effect as of the 23th day of March, 2007.

AXCAN SCANDIPHARM, INC.		EURAND S.p.A.

By:	/s/ FRANK VERWEIL	By:	/s/ Gearoid M. Faherty

Name:	Frank Verweil	Name:	Gearoid M. Faherty

Title:	Chief Executive Officer	Title:	Chief Executive Officer

Date:	March 23rd, 2007	Date:	March 28th, 2007

By:	/s/ RICHARD TARTE

Name:	Richard Tarte

Title:	General Counsel

Date:	March 23rd, 2007

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EXHIBIT IA

EXCLUSIVE DEVELOPMENT/LICENSE/SUPPLY AGREEMENT DATED MAY 16, 2000

[PREVIOUSLY DISTRIBUTED]

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APPENDIX I

FORMULATION AND SPECIFICATIONS FOR STANDARD PRODUCT (REV. MARCH 22, 2007)

[******]

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APPENDIX IA

FORMULATION AND SPECIFICATIONS FOR TEMPORARY PRODUCT (rev. MARCH 15, 2007)

[*****]

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APPENDIX II

SPECIFICATIONS FOR LOW DOSE PRODUCT

[NOTE: TO BE APPENDED UPON FINALIZATION OF FORMULATION FOR LOW DOSE PRODUCT.]

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APPENDIX III

COUNTRIES IN THE SECONDARY TERRITORY

Belize

Guatemala

Honduras

Nicaragua

Panama

Salvador

Bolivia

Colombia

Ecuador

Guiana

Paraguay

Peru

Surinam

Uruguay

Venezuela

Anguilla

Antigua

Bahamas

Barbados

British Guyana

British Virgin Islands

Cuba

Dominica

Dominican Republic

Grenada

Grenadienes

Haiti

Jamaica

Montserat

Netherland Antilles

Nevis

St. Kitts

St. Lucia

St. Vincent

Suriname

Tortola

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.